COMPARATIVE INCOME STATEMENT	3 Months Ending: 05/31/2003				Year-to-Date Ending: 05/31/2003
	Amounts in Millions		Favorable/Unfavorable		Amounts in Millions		Favorable/Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct	This Year	Last Year	Amount	Pct

Net Sales	8,328.0	7,397.9	930.1	12.6%	24,259.0	21,445.8	2,813.2	13.1%

Costs and Deductions
Cost of Sales	6,098.0	5,460.7	-637.3	-11.7%	17,685.2	15,776.8	-1,908.4	-12.1%
Selling, Occupancy & Admin	1,769.3	1,523.1	-246.2	-16.2%	5,167.2	4,439.5	-727.7	-16.4%

Operating Income	460.7	414.1	46.6	11.3%	1,406.6	1,229.5	177.1	14.4%

Net Other Income(Expense)[1][2]	15.0	1.9	13.1	689.5%	36.9	9.8	27.1	276.5%

Earnings Before Taxes	475.7	416.0	59.7	14.4%	1,443.5	1,239.3	204.2	16.5%

Income Taxes	179.6	157.0	-22.6	-14.4%	544.9	467.8	-77.1	-16.5%

Earnings After Taxes	296.1	259.0	37.1	14.3%	898.6	771.5	127.1	16.5%

[1]	Included: 1st Qtr-2002, $5.5 partial drug antitrust litigation settlement
[2]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd & 3rd Qtr-2003, Drug antitrust litigation settlement of $0.3 and $12.0

Earnings Per Share - Basic	$ 0.29	$ 0.25	$ 0.04	16.0%	$ 0.88	$ 0.75	$ 0.13	17.3%
Before Drug Litigation	$ 0.28	$ 0.25	$ 0.03	12.0%	$ 0.86	$ 0.75	$ 0.11	14.7%
Earnings Per Share - Diluted	$ 0.29	$ 0.25	$ 0.04	16.0%	$ 0.87	$ 0.75	$ 0.12	16.0%
Before Drug Litigation	$ 0.28	$ 0.25	$ 0.03	12.0%	$ 0.85	$ 0.74	$ 0.11	14.9%

Dividends Per Share	$ 0.03750	$ 0.03625	$ 0.00125	3.4%	$ 0.11250	$ 0.10875	$ 0.00375	3.4%

Weighted Avg Shares Basic	1,024.9	1,023.6			1,024.9	1,021.9
Weighted Avg Shares Diluted	1,031.1	1,033.9			1,031.6	1,031.9
Return on Avg Shareholder Equity	4.3%	4.4%			13.4%	13.7%

Effective Income Tax Rate	37.75%	37.75%			37.75%	37.75%
LIFO Charge/(Credit)	9.0	22.6			55.7	65.8

INCOME STATEMENT SUMMARY	1st Qtr Ended: 11/30/2002			2nd Qtr Ended: 02/28/2003			6 Months Ended: 02/28/2003			3rd Qtr Ended: 05/31/2003			9 Months Ended: 05/31/2003
	% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales
PRELIMINARY	Chg	2002	2001	Chg	2003	2002	Chg	2003	2002	Chg	2003	2002	Chg	2003	2002

Net Sales	14.1%	100.00	100.00	12.8%	100.00	100.00	13.4%	100.00	100.00	12.6%	100.00	100.00	13.1%	100.00	100.00

Costs and Deductions
Cost of Sales	12.9%	73.34	74.12	11.8%	72.20	72.84	12.3%	72.73	73.44	11.7%	73.22	73.81	12.1%	72.90	73.57
Selling, Occupancy & Admin	16.9%	21.95	21.43	16.2%	20.78	20.17	16.5%	21.33	20.76	16.2%	21.25	20.59	16.4%	21.30	20.70
Sub-Total	13.8%	95.29	95.55	12.7%	92.98	93.01	13.2%	94.06	94.20	12.7%	94.47	94.40	13.0%	94.20	94.27

Earnings Before Other Income	20.8%	4.71	4.45	13.3%	7.02	6.99	16.0%	5.94	5.80	11.3%	5.53	5.60	14.4%	5.80	5.73

Net Other Income(Expense)[1][2]	188.1%	0.26	0.10	116.7%	0.03	0.02	177.2%	0.13	0.06	689.5%	0.18	0.02	276.5%	0.15	0.05

Earnings Before Taxes	24.5%	4.97	4.55	13.6%	7.05	7.01	17.6%	6.07	5.86	14.4%	5.71	5.62	16.5%	5.95	5.78

Effective Income Tax Rate		37.75%	37.75%		37.75%	37.75%		37.75%	37.75%		37.75%	37.75%		37.75%	37.75%

Earnings After Taxes	24.6%	3.09	2.83	13.6%	4.39	4.36	17.6%	3.78	3.65	14.3%	3.56	3.50	16.5%	3.70	3.60

[1]	Included: 1st Qtr-2002, $5.5 partial drug antitrust litigation settlement
[2]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd & 3rd Qtr-2003, Drug antitrust litigation settlement of $0.3 and $12.0

								PRELIMINARY
CONTINUING OPERATIONS

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross		Op	Net	Non		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Recur	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions
99-Q1	4,016.4	15.2	15.2	10.4	9.0	26.76	22.56	4.20	1.1	0.0	0.03	4.23	38.75	104.0	2.59	69.5
99-Q2	4,691.0	14.6	14.6	9.4	7.9	27.68	20.64	7.04	1.0	0.0	0.02	7.06	39.52	200.2	4.27	17.2
99-Q3	4,571.4	-35.3	-35.3	1.0	10.4	-54.57	-54.57	1.00	5.9	0.0	0.13	5.73	39.25	159.3	3.48	26.5
99-Q4	4,560.0	18.7	18.7	13.0	10.7	27.33	21.62	5.71	3.9	0.0	0.09	5.80	39.25	160.6	3.52	5.2

1999	17,838.8	16.5	16.5	11.2	9.8	27.25	21.55	5.69	11.9	0.0	0.07	5.76	39.25	624.1	3.50	22.2

	Amounts in Millions
00-Q1	4,823.2	20.1	20.1	13.5	11.7	26.38	22.02	4.36	1.1	0	0.02	4.38	39.50	127.8	2.65	23.0
00-Q2	5,608.8	19.6	19.6	12.2	10.1	27.51	20.54	6.97	1.1	0	0.02	6.99	39.10	238.9	4.26	19.3
00-Q3	5,394.1	18.0	18.0	10.6	7.9	26.90	21.10	5.80	2.1	0	0.04	5.84	38.52	193.6	3.59	21.6
00-Q4	5,380.8	18.0	18.0	10.8	7.9	27.40	21.64	5.76	34.9	0	0.65	6.41	37.18	216.6	4.03	34.9

2000	21,206.9	18.9	18.9	11.7	9.6	27.07	21.30	5.77	39.2	0	0.19	5.96	38.50	776.9	3.66	24.5

	Amounts in Millions
01-Q1	5,614.2	16.4	16.4	10.8	9.1	26.51	21.92	4.59	0.0	0	0.00	4.59	38.51	158.4	2.82	23.9
01-Q2	6,429.0	14.6	14.6	8.7	6.6	27.55	20.44	7.11	22.9	0	0.35	7.46	38.12	296.9	4.62	24.3
01-Q3	6,296.2	16.7	16.7	11.3	8.8	26.23	20.74	5.49	0.0	0	0.00	5.49	38.23	213.4	3.39	10.2
01-Q4	6,283.6	16.8	16.8	11.2	8.4	26.47	21.09	5.38	1.5	0	0.03	5.41	36.17	216.9	3.45	0.1

2001	24,623.0	16.1	16.1	10.5	8.4	26.70	21.02	5.68	24.4	0	0.10	5.78	37.75	885.6	3.60	14.0

	Amounts in Millions
02-Q1	6,559.4	16.8	16.8	10.7	8.7	25.88	21.43	4.45	6.7	0	0.10	4.55	37.75	185.9	2.83	17.4
02-Q2	7,488.5	16.5	16.5	10.2	7.8	27.16	20.17	6.99	1.2	0	0.02	7.01	37.75	326.6	4.36	10.0
02-Q3	7,397.9	17.5	17.5	11.5	8.7	26.19	20.59	5.60	1.9	0	0.02	5.62	37.75	259.0	3.50	21.4
02-Q4	7,235.3	15.1	15.2	9.4	6.5	26.76	21.30	5.46	3.3	0	0.04	5.50	37.75	247.7	3.42	14.2

2002	28,681.1	16.5	16.5	10.5	8.1	26.51	20.85	5.66	13.1	0	0.05	5.71	37.75	1,019.2	3.55	15.1

	Amounts in Millions
03-Q1	7,484.9	14.1	14.1	8.6	6.9	26.66	21.95	4.71	19.3	0.0	0.26	4.97	37.75	231.6	3.09	24.6
03-Q2	8,446.1	12.8	12.8	7.7	5.8	27.80	20.78	7.02	2.6	0.0	0.03	7.05	37.75	370.9	4.39	13.6
03-Q3	8,328.0	12.6	12.6	8.2	6.1	26.78	21.25	5.53	15.0	0.0	0.18	5.71	37.75	296.1	3.56	14.3
03-Q4

2003	24,259.0	13.1	13.1	8.2	6.3	27.10	21.30	5.80	36.9	0.0	0.15	5.95	37.75	898.6	3.70	16.5

STORE COUNT AND MONTHLY SALES INCREASES

Number of Drug Stores	PRELIMINARY
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

1998-99	Start of Period	2,549	2,612		2,549		2,667		2,549		2,738		2,549
	Opened	80	80		160		104		264		122		386
	Relocation	-15	-17		-32		-30		-62		-34		-96
	Closed	-2	-8		-10		-3		-13		-5		-18
	End of Period	2,612	2,667		2,667		2,738		2,738		2,821		2,821

1999-00	Start of Period	2,821	2,894		2,821		2,967		2,821		3,051		2,821
	Opened	94	103		197		106		303		159		462
	Relocation	-19	-25		-44		-20		-64		-43		-107
	Closed	-2	-5		-7		-2		-9		-2		-11
	End of Period	2,894	2,967		2,967		3,051		3,051		3,165		3,165

2000-01	Start of Period	3,165	3,260		3,165		3,343		3,165		3,424		3,165
	Opened	126	112		238		105		343		131		474
	Relocation	-30	-26		-56		-19		-75		-30		-105
	Closed	-1	-3		-4		-5		-9		-5		-14
	End of Period	3,260	3,343		3,343		3,424		3,424		3,520		3,520

2001-02	Start of Period	3,520	3,623		3,520		3,678		3,520		3,766		3,520
	Opened	134	76		210		109		319		152		471
	Relocation	-29	-14		-43		-19		-62		-31		-93
	Closed	-2	-7		-9		-2		-11		-4		-15
	End of Period	3,623	3,678		3,678		3,766		3,766		3,883		3,883

2002-03	Start of Period	3,883	3,954		3,883		3,998		3,883
	Opened	92	62		154		67		221		0
	Relocation	-20	-11		-31		-13		-44		0
	Closed	-1	-7		-8		-2		-10		0
	End of Period	3,954	3,998		3,998		4,050		4,050

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	1998-99	15.8	14.5	15.5	12.9	13.6	18.0	21.0	15.0	16.9	18.9	17.6	19.7	16.5
	1999-00	19.6	18.5	22.2	22.2	16.7	19.0	15.5	17.7	20.8	17.9	16.5	19.6	18.9
	2000-01	16.1	17.2	15.8	8.9	21.8	15.1	17.3	16.9	16.0	14.8	18.2	17.3	16.1
	2001-02	15.0	19.1	16.2	14.1	17.3	18.6	18.5	16.7	17.4	15.5	16.9	16.5	16.5
	2002-03	17.2	13.3	12.2	13.4	12.7	15.9	10.2	15.2	12.4	0.0	0.0	0.0	13.1

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	1998-99	4,016.4	4,691.0	8,707.4	4,571.4	13,278.8	4,560.0	17,838.8
(In Millions)	1999-00	4,823.2	5,608.8	10,432.0	5,394.1	15,826.1	5,380.8	21,206.9
	2000-01	5,614.2	6,429.0	12,043.2	6,296.2	18,339.4	6,283.6	24,623.0
	2001-02	6,559.4	7,488.5	14,047.9	7,397.9	21,445.8	7,235.3	28,681.1
	2002-03	7,484.9	8,446.1	15,931.0	8,328.0	24,259.0

% of Increase	1998-99	15.2%	14.6%	14.9%	17.6%	15.8%	18.7%	16.5%
	1999-00	20.1%	19.6%	19.8%	18.0%	19.2%	18.0%	18.9%
	2000-01	16.4%	14.6%	15.4%	16.7%	15.9%	16.8%	16.1%
	2001-02	16.8%	16.5%	16.6%	17.5%	16.9%	15.1%	16.5%
	2002-03	14.1%	12.8%	13.4%	12.6%	13.1%

Net Income [1][2]	1998-99	104.0	200.2	304.2	159.3	463.5	160.6	624.1
(In Millions)	1999-00	127.8	238.9	366.7	193.6	560.3	216.6	776.9
	2000-01	158.4	296.9	455.3	213.4	668.7	216.9	885.6
	2001-02	185.9	326.6	512.5	259.0	771.5	247.7	1,019.2
	2002-03	231.6	370.9	602.5	296.1	898.6

% of Increase [1][2]	1998-99	69.5%	17.2%	31.0%	26.5%	29.4%	5.2%	22.2%
	1999-00	23.0%	19.3%	20.5%	21.6%	20.9%	34.9%	24.5%
	2000-01	23.9%	24.3%	24.2%	10.2%	19.3%	0.1%	14.0%
	2001-02	17.4%	10.0%	12.6%	21.4%	15.4%	14.2%	15.1%
	2002-03	24.6%	13.6%	17.6%	14.3%	16.5%

Diluted [1][2]		Earnings Per Share Data Adjusted For Splits
Earnings Per Share	1998-99	$ 0.10	$ 0.20	$ 0.30	$ 0.16	$ 0.46	$ 0.16	$ 0.62
	1999-00	$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.21	$ 0.76
Before Drug Litigation		$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.19	$ 0.74
	2000-01	$ 0.15	$ 0.29	$ 0.44	$ 0.21	$ 0.65	$ 0.21	$ 0.86
Before Drug Litigation		$ 0.15	$ 0.28	$ 0.43	$ 0.21	$ 0.64	$ 0.21	$ 0.85
	2001-02	$ 0.18	$ 0.32	$ 0.50	$ 0.25	$ 0.75	$ 0.24	$ 0.99
Before Drug Litigation		$ 0.18	$ 0.32	$ 0.49	$ 0.25	$ 0.74	$ 0.24	$ 0.98
	2002-03	$ 0.22	$ 0.36	$ 0.58	$ 0.29	$ 0.87
Before Drug Litigation		$ 0.21	$ 0.36	$ 0.57	$ 0.28	$ 0.85

[1] Income settlements of drug antitrust litigation: 4th Qtr-2000: $33.5; 2nd Qtr-2001: $22.1; 1st Qtr-2002: $5.5; 4th Qtr-2002: $0.7
[2] Income settlements of drug two antitrust litigation: 1st Qtr-2003: $16.7; 2nd & 3rd Qtr-2003, Drug antitrust litigation settlement of $0.3, and $12.0

				PRELIMINARY

CONSOLIDATED BALANCE SHEET	May 31			May 31
	2003	2002		2003	2002
Current Assets			Current Liabilities

Cash & Equivalents	854.4	286.2	Short Term Borrowings	0.0	0.0
Accounts Receivable, Less Allowance	1,007.7	998.1	Trade Accounts Payable	1,955.8	1,577.3
Inventories	4,020.1	3,343.3	Other Current Liabilities	1,128.3	1,053.2
Other Current Assets	145.4	103.8	Income Taxes	140.2	104.5
Total Current Assets	6,027.6	4,731.4	Total Current Liabilities	3,224.3	2,735.0

Non-Current Assets			Non-Current Liabilities

Property and Equipment	4,822.4	4,597.3	Deferred Income Taxes	215.7	181.6
Other Non-Current Assets	109.5	127.3	Other Non-Current Liabilities	549.4	531.8
Total Non-Current Assets	4,931.9	4,724.6	Total Non-Current Liabilities	765.1	713.4

			Total Liabilities	3,989.4	3,448.4

			Shareholder Equity	6,970.1	6,007.6

Total Assets	10,959.5	9,456.0	Total Liabilities & Equity	10,959.5	9,456.0

STATEMENT OF CASH FLOWS	May 31			May 31
	2003	2002		2003	2002
Cash Flows From Operating Activities			Provided/(Used) by Invest & Finance

Net Income	898.6	771.5	Property, Plant & Equipment	(573.0)	(691.8)
Depreciation & Amortization	252.8	225.0	Employee Stock Purchase and Options	(88.9)	108.0
Inc Tax Savings From Employee Stock Plans	20.9	41.4	Property & Equip Disp and Other	68.8	214.7
Deferred Income Taxes	18.8	39.5	Cash Dividends	(114.0)	(109.9)
Other	11.1	(22.0)	Net Proceeds From Corp Owned Life Ins	9.1	12.7
			Changes in Short Term Borrowings	0.0	(440.7)
			Other	(3.1)	(5.1)

Changes in Current Assets & Liabilities:
Inventory	(374.9)	139.1
Trade Accounts Payable	119.3	30.5
Accrued Expenses & Liabilities	74.2	109.3
Income Taxes	39.3	17.8	Provided/(Used) by Invest & Finance	(701.1)	(912.1)
Accounts Receivable	(18.8)	(208.8)
Insurance Reserve	72.6	43.7	Changes In Cash & Equivalents	404.5	269.3
Other Current Assets	(8.3)	(5.6)	Beginning Cash & Equivalents	449.9	16.9

Provided/(Used) for Operating Activities	1,105.6	1,181.4	Cash & Equivalents at End of Period	854.4	286.2